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                                                                    EXHIBIT 23.2

              CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS

    We consent to the use of our report dated October 14, 1996, included in the Annual Report on Form 10-K of Apple Computer, Inc. for the year ended September 26, 1997, with respect to the consolidated financial statements, as amended, included in this Form 10-K/A.

                                          /s/ Ernst & Young LLP

San Jose, California
January 21, 1998